Exhibit 21
SUBSIDIARIES OF REGISTRANT

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services (Canada), Ltd.	Canada	Kelly Services

Kelly Services Global, LLC	Michigan	Kelly Services

Kelly Services USA, LLC	Michigan	Kelly Services

Teachers On Call, Inc.	Minnesota	Teachers On Call
(a subsidiary of Kelly Services USA, LLC)

Global Technology Associates, LLC	Virginia	Global Technology Associates

NextGen Global Resources LLC	Delaware	NextGen Global Resources

Greenwood/Asher & Associates, LLC	Florida	Greenwood/Asher & Associates
(a subsidiary of Kelly Services USA, LLC)

Softworld, LLC	Massachusetts	Softworld

Rocket Power Ops LLC	Nevada	RocketPower

Pediatric Therapeutic Services LLC	Delaware	Pediatric Therapeutic Services
(a subsidiary of Kelly Services USA, LLC)

Kelly Properties, LLC	Delaware	Kelly Properties

Kelly Receivables Funding, LLC	Delaware	Kelly Receivables Funding

Kelly Outsourcing and Consulting Group Australia, Ltd.	Delaware	Kelly Services

Kelly Services of Denmark, Inc.	Delaware	Kelly Services

Kelly Services (Ireland), Ltd.	Delaware	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

KellyOCG Sweden AB	Sweden	Kelly Services

Kelly Services Management, Sarl	Switzerland	Kelly Services

Kelly Services Denmark ApS	Denmark	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

Kelly Services (Suisse), SA	Switzerland	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

Kelly Services Outsourcing and Consulting Group, Sarl	Switzerland	Kelly Services

Exhibit 21
SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly Services (UK), Limited	United Kingdom	Kelly Services, Ltd.
(a subsidiary of Kelly Services Management, Sarl)

Kelly OCG UK Ltd.	United Kingdom	Kelly OCG UK

Kelly Staffing Ireland Limited	Ireland	Kelly Staffing Ireland
(a subsidiary of Kelly Services Management, Sarl)

Kelly Services (Nederland), B.V.	Netherlands	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

Kelly Administratiekantoor, B.V.	Netherlands	Kelly Services
(a subsidiary of Kelly Services (Nederland), B.V.)

Kelly Managed Services (Nederland), B.V.	Netherlands	Kelly Services

Kelly Services Norge, AS	Norway	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

Kelly Services Management, AS	Norway	Kelly Services
(a subsidiary of Kelly Services Norge, AS)

Kelly Services México, S.A. de C.V.	Mexico	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

Opciones de Servicio en Mexico, S.A. de C.V.	Mexico	Kelly Services
(a subsidiary of Kelly Services México, S.A. de C.V. and Kelly Properties, LLC)

QSM, S.A. de C.V.	Mexico	Kelly Services
(a subsidiary of Kelly Services México, S.A. de C.V. and Kelly Properties, LLC)

Kelly Services France, S.A.S.	France	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

Kelly Services, S.A.S.	France	Kelly Services
(a subsidiary of Kelly Services France, S.A.S.)

KSO Sarl (formerly known as Kelly OCG Sarl)	France	Kelly Services
(a subsidiary of Kelly Services France, S.A.S.)

Kelly Services Luxembourg, S.à.r.l.	Luxembourg	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

Exhibit 21
SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Premium Solutions, S.à.r.l. (formerly known as Kelly Outsourcing & Consulting Group, S.à.r.l.)	Luxembourg	Premium Solutions
(a subsidiary of Kelly Services Luxembourg, S.à.r.l.)

Kelly Services, S.p.A.	Italy	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

Kelly Management Services, S.r.l.	Italy	Kelly Management Services
(a subsidiary of Kelly Services, S.p.A.)

Kelly Outsourcing and Consulting Group (Germany), GmbH	Germany	access

Kelly Services, GmbH	Germany	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

Kelly Germany Interim GmbH	Germany	Kelly Germany Interim
(a subsidiary of Kelly Services, GmbH)

Kelly Outsourcing and Consulting Group (Austria) GmbH	Austria	access
(a subsidiary of Kelly Outsourcing and Consulting Group (Germany), GmbH)

Kelly Services Interim (Belgium), SPRL	Belgium	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

Kelly Services Outsourcing and Consulting Group, NV	Belgium	Kelly Services

Kelly Services – Empresa de Trabalho Temporario, Unipessoal, Lda.	Portugal	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

Kelly Services – Gestao de Processos, Lda.	Portugal	Kelly Services
(a subsidiary of Kelly Services – Empresa de Trabalho Temporario, Unipessoal, Lda. and Kelly Services Management, Sarl)

Kelly Services Healthcare Unipessoal, Lda.	Portugal	Kelly Services
(a subsidiary of Kelly Services – Gestao de Processos, Lda.)

Kelly Services Hungary Staffing, Kft.	Hungary	Kelly Services
(a subsidiary of Kelly Services Management, Sarl)

Exhibit 21
SUBSIDIARIES OF REGISTRANT (continued)

Kelly Services, Inc.

Subsidiary	State/Jurisdiction of Incorporation	Business Name
Kelly OCG Hungary Kft.	Hungary	Kelly OCG Hungary

Kelly Services Poland, Sp.zo.o.	Poland	Talents
(a subsidiary of Kelly Services Management, Sarl)

Kelly OCG Singapore, Pte. Ltd.	Singapore	Kelly OCG Singapore

Kelly OCG Malaysia, Sdn. Bhd.	Malaysia	Kelly Services
(a subsidiary of Kelly OCG Singapore, Pte. Ltd.)

Agensi Pekerjaan Kelly OCG, Sdn. Bhd.	Malaysia	Kelly Services
(a subsidiary of Kelly OCG Malaysia Sdn. Bhd.)

Kelly Outsourcing and Consulting Group India, Pte. Ltd.	India	Kelly Services
(a subsidiary of Kelly Services, Inc. and Kelly Properties, LLC)

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